EXHIBIT 10.9


                                    CPB INC.
                             1997 STOCK OPTION PLAN
          Adopted by the Compensation Committee as of February 18, 1997
            Adopted by the Board of Directors as of February 19, 1997
                 Approved by the Shareholders on April 23, 1997

         1.     PURPOSE.

                (a) The purpose of the CPB Inc. 1997 Stock Option Plan (the "1997 Plan") is to strengthen CPB Inc. (the "Company") and those corporations which are or hereafter become subsidiary corporations of the Company, within the meaning of Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing to participating full-time salaried employees (the "Employees"), full-time salaried employee directors (the "Employee Directors") and directors who are not full-time salaried employees (the "Non-Employee Directors") added incentives for high levels of performance and to encourage stock ownership in the Company. The 1997 Plan seeks to accomplish these performance goals by providing a means whereby such Employees, Employee Directors and Non-Employee Directors of the Company and its subsidiaries may be given an opportunity to purchase by way of option common stock of the Company. The performance goal for those eligible to participate in the 1997 Plan is an increase in the value of the Company's shares over the option exercise price.

                (b) The Company, by means of the 1997 Plan, seeks to secure and retain the services of such Employees, Employee Directors and Non-Employee Directors of the Company or any of its subsidiaries and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                (c) The Company intends that the options issued under the 1997 Plan shall, in the discretion of the committee responsible for administration of the 1997 Plan, be either incentive stock options as that term is used in Section 422 of the Code or any successor thereto ("incentive stock options"), or options which do not qualify as incentive stock options ("non-qualified stock options"). All options shall be separately designated as incentive stock options or non-qualified stock options at the time of grant, and a separate certificate or certificates shall be issued for shares purchased on the exercise of each type of option.

         2.     ADMINISTRATION.

                (a) The 1997 Plan has been adopted and shall be administered solely by a committee ("Committee"). The Board and the Committee have evidenced their adoption and approval of the 1997 Plan by their signatures at the end of the 1997 Plan.

                (b) The Committee shall have the authority, in its discretion, in connection with the administration of the 1997 Plan, subject to and within the limitations of the express provisions of the 1997 Plan:

                       (i) To determine from time to time which of the persons eligible under the 1997 Plan shall be granted an option; when and how the option shall be granted; whether the option will be an incentive stock option or a non-qualified stock option; the provisions of each option granted (which need not be identical), including, without limitation, the time or times during the term of each option within which all or portions of such option may be exercised; the duration of and purposes of leaves of absence which may be granted to participants without constituting a

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termination of their employment for purposes of the 1997 Plan; and the number of shares for which an option shall be granted to each such person.

                       (ii) To determine any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option (including, but not limited to, repurchase rights, forfeiture restrictions and restrictions on transferability).

                       (iii) To construe and interpret the 1997 Plan and the options granted under it, to construe and interpret any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option, to define the terms used herein, and to establish, amend and revoke rules and regulations for its administration, to establish and administer performance goals under the 1997 Plan and, to the extent required by the Code and Treasury Regulations, ensure and certify that performance goals have been attained; provided, however, that the Committee has no authority to change the performance goals of the 1997 Plan after the shareholders of the Company have approved the 1997 Plan and any amendments thereto. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the 1997 Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the 1997 Plan fully effective.

                       (iv) To cancel, at any time and from time to time, with the consent of the affected optionee or optionees, any or all outstanding options granted under the 1997 Plan and the grant and substitution therefor of new options under the 1997 Plan (subject to limitations hereof) covering the same or different number of shares of stock at an option price per share in all events not less than the fair market value on the new grant date.

                       (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company.

                (c) The Committee shall be composed of not fewer than two (2) members of the Company's Board of Directors (the "Board"). All members of the Committee shall qualify as "outside directors" within the meaning of
Section 162(m) of the Code and Treasury Regulation Section 1.162-27(c)(3) ("Outside Directors"). Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee; provided, however, that any attempted appointment to the Committee of a person who does not qualify as an Outside Director shall be null and void. Any member of the Committee who loses the status of an Outside Director shall automatically and without further action cease to be a member of the Committee as soon as such status is lost. In the event the Company registers or has registered any class of equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended
(the "1934 Act") as in effect from time to time, from the effective date of such registration until six months after termination of such registration, all of the members of the Committee also shall be "nonemployee directors" as provided in Rule 16b-3 promulgated pursuant to the 1934 Act. The Committee shall comply with the provisions of Rule 16b-3, to the extent applicable to the 1997 Plan.

                (d) Any action of the Committee with respect to administration of the 1997 Plan shall be taken pursuant to a majority vote or to the unanimous written consent of its members.


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                (e)  The determinations of the Committee on matters referred to in this paragraph 2 shall be final and conclusive.

                (f) Notwithstanding any other provision herein, the Board may at any time abolish the Committee and administer the 1997 Plan itself.

         3. SHARES SUBJECT TO THE 1997 PLAN. Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be offered pursuant to options granted under the 1997 Plan shall not exceed the aggregate of 500,000 shares of the Company's common stock. If any option granted under the 1997 Plan shall for any reason expire, be canceled or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the 1997 Plan.

         4.     ELIGIBILITY.

                (a) All Employees and Employee Directors of the Company or its subsidiaries shall be eligible to receive incentive stock options. Non-Employee Directors of the Company or its subsidiaries shall not be eligible to receive incentive stock options.

                (b) All Employees, Employee Directors and Non-Employee Directors of the Company or its subsidiaries shall be eligible to receive non-qualified stock options.

                (c) No person shall be eligible for the grant of an incentive stock option under the 1997 Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 425(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its affiliates unless the exercise price of such incentive stock option is at least one hundred ten percent (110%) of the fair market value (determined without regard to any restriction other than a restriction which, by its terms, will never lapse) of such stock at the date of grant and such incentive stock option by its terms is not exercisable after the expiration of five (5) years from the date such incentive stock option was granted.

                (d) The Company may issue incentive stock options provided that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed One Hundred Thousand Dollars ($100,000). Should it be determined that any incentive stock option granted pursuant to the 1997 Plan exceeds such maximum, such incentive stock option shall be considered to be a non-qualified option and not to qualify for treatment as an incentive stock option under Section 422 of the Code to the extent, but only to the extent, of such excess.

                (e) Notwithstanding anything to the contrary contained in this Plan, no person may be granted an option under this Plan if such person at the time of grant holds options to purchase more than 10% of the outstanding shares of common stock of the Company. In addition, no person may be granted options to purchase more than 100,000 shares of common stock in any calendar year, or more than 100,000 shares of common stock in the aggregate, subject to adjustment pursuant to Paragraph 9. The amount of compensation any eligible person could receive under an option grant is based solely on

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an increase in value of the Company's common stock after the date of the grant of the option.

         5. OPTION PROVISIONS. Each option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate.
The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

                (a) Each option granted and all rights or obligations thereunder by its terms shall expire on such date as the Committee may determine as set forth in such stock option agreement, but not later than ten (10) years from the date the option was granted and shall be subject to earlier termination as provided elsewhere in the 1997 Plan. Notwithstanding the foregoing, any incentive stock option granted to an optionee who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its affiliates shall expire not later than five (5) years from the date of grant. For purposes of the 1997 Plan, the date of grant of an option shall be the date on which the Committee takes final action approving the award of the option, notwithstanding the date the optionee accepts the option, the date of execution of the option agreement, or any other date with respect to such option.

                (b) The exercise price of each option shall be determined by the Committee and shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted; provided, however, that the purchase price of common stock subject to an incentive stock option may not be less than one hundred ten percent (110%) of such fair market value (without regard to any restriction other than a restriction which, by its terms, will never lapse) where the optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The fair market value of such stock shall be determined by the Committee in accordance with any reasonable valuation method, including the valuation method described in Treasury Regulation Section 20.2031-2.

                (c) The purchase price of stock acquired pursuant to an option shall be paid, as specified in the option, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Committee, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Committee in its discretion, either at the time of grant or exercise of the option. Shares of stock given as part of the purchase price shall be valued at fair market value determined by the Board or the Committee in accordance with any reasonable valuation, including the valuation methods described in Treasury Regulation section 20.2031.2.

                In the case of any deferred payment arrangement specified at the time of grant, an interest rate shall be stated which is not less than the rate then specified which will prevent any imputation of higher interest under the Code. If other than the optionee, the person or persons exercising the option shall be required to furnish the Company appropriate

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documentation that such person or persons have the full legal right and power to exercise the option on behalf of and for the optionee.

                (d) An option by its terms may only be transferred by will or by the laws of descent and distribution upon the death of the optionee, shall not be transferable during the optionee's lifetime other than pursuant to a qualified domestic relations order (within the meaning of the Code), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or a permitted transferee.

                (e) At the discretion of the Committee the total number of shares of stock subject to an option granted to an eligible participant may, but need not, be allotted in periodic installments (which may, but need not, be equal) and upon such contingencies as the Committee may determine. In addition, the Committee shall have the power to accelerate the time (other than, except as provided in paragraph 10, the expiration date) during which an option may be exercised, notwithstanding the provisions in the option stating the time during which it may be exercised.

                (f) From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option.
The provisions of this subparagraph (5)(f) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

               (g) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option, to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The requirement of providing written assurances, and any assurances given pursuant to the requirement, shall be inoperative if (i) the shares to be issued upon the exercise of the option have been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities
Act"), or (ii) a determination is made by counsel for the Company that such written assurances are not required in the circumstances under the then applicable federal or state securities laws.

                (h) If an Employee or Employee Director optionee ceases to be employed by the Company or its subsidiaries or a Non-Employee Director optionee ceases to serve as a director of the Company or its subsidiaries, then such optionee's option shall terminate three (3) months thereafter, and during such three-month period, such option shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date on which the optionee ceased to be employed by the Company or its subsidiaries or ceased to serve as a director of the Company or its subsidiaries, unless:

                       (i) Such termination or cessation of service is due to such person's permanent and total disability, within the meaning of Section 22(e)(3) of the Code, in which case such person's stock option agreement may, but need not, provide that it may be exercised at any time within a period of not more than one (1) year following such termination of

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employment, or cessation of service as a director and provided further that if such optionee dies during such one (1) year specified period following such termination of employment or cessation of service, then the stock option agreement may, but need not, provide that such option may be exercised at any specified time up to one (1) year following the death of the optionee, but only to the extent that the optionee was entitled to exercise said option immediately prior to the termination of the optionee's employment or cessation of service as a director;

                      (ii) The optionee dies while in the employ of the Company or its subsidiaries or while serving as a director, in which case options may be exercised at any time within a period of not more than one (1) year following the death of the optionee, but only to the extent that the optionee was entitled to exercise said option immediately prior to the termination of optionee's employment or cessation of service; and, provided further that if an optionee dies within not more than three (3) months after termination of such employment or cessation of service, then such person's option may, but need not, provide that it may be exercised at any time within one (1) year following the death of the optionee, and provided further that, unless the option provides otherwise, such option shall only be exercisable to the extent that the optionee was entitled to exercise said option immediately prior to the termination of the optionee's employment or cessation of service as a director as provided herein;

                      (iii) The option by its terms specifies (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment or cessation of the optionee's directorship or (b) that it may be exercised more than three (3) months after termination of the optionee's employment, provided that, unless the option provides otherwise, such option shall only be exercisable to the extent that the optionee was entitled to exercise said option immediately prior to the optionee's termination;

                      (iv) The optionee's employment is terminated due to the optionee's retirement at age sixty-five (65), in which case the option may, but need not, provide that it may be exercised for a period greater or less than three (3) months after termination on the optionee's employment, provided that, unless the option provides otherwise, such option shall only be exercisable to the extent that the optionee was entitled to exercise said option immediately prior to the optionee's termination;

                       (v) The Employee or Employee Director optionee's employment is terminated for cause, whereupon the option terminates immediately unless such termination is waived by the Committee. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties, or conviction of illegal activity in connection therewith, conviction for a felony, or any significant conduct detrimental to the interest of the Company or any of its subsidiaries, and the determination of the Committee with respect thereto shall be final and conclusive; or

                       (v) The Employee Director or Non-Employee Director optionee is removed from the Board for cause, whereupon the option terminates immediately on the date of such removal unless such termination is waived by the Committee. Removal for cause shall include removal of a director who has been declared of unsound mind by an order of court or convicted of a felony.

                      This subparagraph 5(h) shall not be construed to extend the term of any option or to permit anyone to exercise the option after

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expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment or service as director.

               (i) Options may be exercised by ten (10) days' written notice delivered to the Company stating the number of shares with respect to which the option is being exercised together with payment for such shares. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number of shares which may be purchased under the option.

               (j) Any option granted hereunder shall provide as determined by the Committee for appropriate arrangements for the satisfaction by the Company or its subsidiaries and the optionee of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the option or the later disposition of the shares of stock thereby acquired. Such arrangements shall include, without limitation, the right of the Company or any subsidiary thereof to deduct or withhold in the form of cash or, if permitted by law, shares of stock from any transfer or payment to an optionee or, if permitted by law, to receive transfers of shares of stock or other property from the optionee, in such amount or amounts deemed required or appropriate by the Committee in its discretion. Any shares of stock issued pursuant to the exercise of an option and transferred by the optionee to the Company for purposes of satisfying any withholding obligation shall not again be available for purposes of the 1997 Plan.

         6.     COVENANTS OF THE COMPANY.

                (a) During the terms of the options granted under the 1997 Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

                (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the 1997 Plan or the Company such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the 1997 Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the 1997 Plan, any option granted under the 1997 Plan or any stock issued or issuable pursuant to any such option or grant. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the 1997 Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon grant or upon exercise of such options unless and until such authority is obtained.

                (c) The Company shall indemnify and hold harmless the members of the Committee in any action brought against any member in connection with the administration of the 1997 Plan to the maximum extent permitted by then applicable law.

         7. USE OF PROCEEDS FROM STOCK. Proceeds from the sale of stock pursuant to options granted under the 1997 Plan shall constitute general funds of the Company.


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         8.     MISCELLANEOUS.

                (a) The Board or the Committee shall have the power to accelerate the time during which an option may be exercised, notwithstanding the provisions in the option stating the time during which it may be exercised.

                (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

                (c) Nothing contained in the 1997 Plan, or in any option granted pursuant to the 1997 Plan, shall obligate the Company, or any of its subsidiaries, to employ any employee for any period or interfere in any way with the right of the Company, or any of its subsidiaries, to reduce the compensation of any employee.

         9. ADJUSTMENTS UPON CHANGES IN STOCK. If the outstanding shares of the stock of the Company are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option. Adjustments under this section shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 1997 Plan on account of any such adjustment.

         10. TERMINATING EVENT. Not less than thirty (30) days prior to the dissolution or liquidation of the Company, or a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving or resulting corporation, or a sale of substantially all the assets of the Company to another person, or a reverse merger in which the Company is the surviving corporation but the shares of the Company's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, or in the event of any other capital reorganization or in which shares of stock of the Company possessing more than fifty percent (50%) of the voting power of the Company are exchanged (a "Terminating Event"), the Committee shall notify each optionee of the pendency of the Terminating Event. Upon delivery of said notice, any option granted prior to the Terminating Event shall be, notwithstanding the provisions of paragraph 5 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the 1997 Plan. Upon the date thirty (30) days after delivery of said notice, any option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the 1997
Plan shall terminate, unless provision is made in connection with the Terminating Event for assumption of options theretofore granted, or

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substitution for such options of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the option of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

         11.    AMENDMENT OF THE 1997 PLAN.

                (a) The Committee at any time, and from time to time, may amend the 1997 Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless, within twelve (12) months before or after the adoption of the amendment, the amendment is approved by the vote of a majority of the outstanding shares of the Company represented and voting at a shareholders meeting or by the written consent of a majority of the outstanding shares of the Company where the amendment will:

                       (i) Increase the number of shares reserved for options under the 1997 Plan;

                      (ii) Materially modify the requirements as to eligibility for participation in the 1997 Plan; or

                      (iii) Materially increase the benefits accruing to participants under the 1997 Plan.

                 It is expressly contemplated that the Board may amend the 1997 Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to incentive stock options and/or to bring the 1997 Plan and/or options granted under it into compliance therewith.

                (b) Rights and obligations under any option granted pursuant to the 1997 Plan, while the 1997 Plan is in effect, shall not be altered or impaired by any amendment, suspension or termination of the 1997 Plan, except with the consent of the person to whom the stock or option was granted.

         12.    TERMINATION OR SUSPENSION OF THE 1997 PLAN.

                (a) The Committee may suspend or terminate the 1997 Plan at any time. Unless sooner terminated, the 1997 Plan shall terminate ten (10) years from the effective date of the 1997 Plan. No options may be granted under the 1997 Plan while the 1997 Plan is suspended or after it is terminated.

                (b) Rights and obligations under any option granted pursuant to the 1997 Plan, while the 1997 Plan is in effect, shall not be altered or impaired by suspension or termination of the 1997 Plan, except with the consent of the person to whom the stock or option was granted.

         13. EFFECTIVE DATE OF PLAN. The 1997 Plan shall be deemed adopted as of February 18, 1997. The 1997 Plan shall become effective as determined by the Board, but no options granted under the 1997 Plan shall be exercised unless and until the 1997 Plan has been approved within twelve (12) months after February 18, 1997 by the vote of the holders of a majority of the outstanding shares of the Company represented and voting at a shareholders meeting or by the written consent of a majority of the outstanding shares of


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the Company and, if required, an appropriate permit has been issued by the
Director of Business Registration of the Hawaii Department of Commerce and Consumer Affairs.

                  The CPB Inc. 1997 Stock Option Plan is hereby approved and adopted in all respects.

                                     STOCK OPTION PLAN COMMITTEE


                                     ________________________________
                                     Stanley W. Hong

                                     ________________________________
                                     Dennis I. Hirota, Ph.D.

                                     ________________________________
                                     Daniel M. Nagamine


                                     BOARD OF DIRECTORS

                                     ________________________________
                                     Paul Devens

                                     ________________________________
                                     Alice J. Guild

                                     ________________________________
                                     Dennis I. Hirota, Ph.D.

                                     ________________________________
                                     Stanley W. Hong

                                     ________________________________
                                     Kensuke Hotta

                                     ________________________________
                                     Daniel M. Nagamine

                                     ________________________________
                                     Joichi Saito

                                     ________________________________
                                     Yoshihara Satoh

                                     ________________________________
                                     Naoaki Shibuya